Exhibit 99.2
EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 9)

Net Income (U.S. GAAP), $M	4Q05	3Q05	2Q05	1Q05	4Q04
Upstream
United States	1,787	1,671	1,389	1,353	1,384
Non-U.S.	5,251	5,678	3,519	3,701	3,503
Total	7,038	7,349	4,908	5,054	4,887
Downstream
United States	1,158	1,109	999	645	876
Non-U.S.	1,232	1,019	1,022	808	1,468
Total	2,390	2,128	2,021	1,453	2,344
Chemical
United States	281	70	343	492	425
Non-U.S.	944	402	471	940	823
Total	1,225	472	814	1,432	1,248

Corporate and financing	57	(29)	(103)	(79)	(59)
Net income (U.S. GAAP)	10,710	9,920	7,640	7,860	8,420
Net income per common share (U.S. GAAP)	1.72	1.60	1.21	1.23	1.31
Net income per common share
- assuming dilution (U.S. GAAP)	1.71	1.58	1.20	1.22	1.30

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	1,620	0	0	0
Total	0	1,620	0	0	0
Downstream
United States	0	0	(200)	0	0
Non-U.S.	0	0	0	310	0
Total	0	0	(200)	310	0
Chemical
United States	0	0	0	0	0
Non-U.S.	390	0	0	150	0
Total	390	0	0	150	0

Corporate and financing	0	0	0	0	0
Corporate total	390	1,620	(200)	460	0

Earnings Excluding Special Items $M
Upstream
United States	1,787	1,671	1,389	1,353	1,384
Non-U.S.	5,251	4,058	3,519	3,701	3,503
Total	7,038	5,729	4,908	5,054	4,887
Downstream
United States	1,158	1,109	1,199	645	876
Non-U.S.	1,232	1,019	1,022	498	1,468
Total	2,390	2,128	2,221	1,143	2,344
Chemical
United States	281	70	343	492	425
Non-U.S.	554	402	471	790	823
Total	835	472	814	1,282	1,248

Corporate and financing	57	(29)	(103)	(79)	(59)
Corporate total	10,320	8,300	7,840	7,400	8,420
EPS excluding Special Items - assuming dilution	1.65	1.32	1.23	1.15	1.30
EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 9)

Supplemental Information (continued)

Net production of crude oil and	4Q05	3Q05	2Q05	1Q05	4Q04
natural gas liquids, kbd
United States	431	439	500	540	534
Canada	356	317	355	358	357
Europe	539	516	554	575	564
Asia Pacific	154	173	173	174	189
Africa	795	688	583	596	612
Other Non-U.S.	354	318	303	301	309
Total liquids production	2,629	2,451	2,468	2,544	2,565

Natural gas production available for sale, mcfd
United States	1,620	1,609	1,835	1,897	1,810
Canada	912	926	913	923	951
Europe	4,804	2,930	3,787	5,767	5,370
Asia Pacific	1,132	1,297	1,333	1,312	1,382
Other Non-U.S.	1,354	954	841	886	917
Total natural gas production available for sale	9,822	7,716	8,709	10,785	10,430

Total worldwide liquids and gas production, koebd	4,266	3,737	3,919	4,341	4,303

Refinery throughput, kbd
United States	1,669	1,744	1,906	1,860	1,881
Canada	479	439	467	481	470
Europe	1,717	1,735	1,668	1,566	1,701
Asia Pacific	1,484	1,530	1,413	1,533	1,491
Other Non-U.S.	303	316	273	309	309
Total refinery throughput	5,652	5,764	5,727	5,749	5,852

Petroleum product sales, kbd
United States	2,900	2,903	2,986	2,870	2,993
Canada	641	613	608	620	643
Europe	2,155	2,121	2,128	2,055	2,167
Asia Pacific	1,837	1,744	1,722	1,844	1,751
Other Non-U.S.	789	836	815	840	892
Total petroleum product sales	8,322	8,217	8,259	8,229	8,446

Gasolines, naphthas	3,274	3,335	3,343	3,144	3,380
Heating oils, kerosene, diesel	2,632	2,460	2,461	2,690	2,609
Aviation fuels	649	739	720	691	722
Heavy fuels	754	694	675	718	693
Specialty products	1,013	989	1,060	986	1,042
Total petroleum product sales	8,322	8,217	8,259	8,229	8,446

Chemical prime product sales, kt
United States	2,228	2,639	2,664	2,838	2,871
Non-U.S.	4,064	4,316	3,928	4,100	4,078
Total chemical prime product sales	6,292	6,955	6,592	6,938	6,949
EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 9)

Supplemental Information (continued)

Average Realization Data	4Q05	3Q05	2Q05	1Q05	4Q04
United States
ExxonMobil
Crude ($/b)	52.23	56.97	45.58	42.70	38.85
Natural Gas ($/kcf)	11.34	7.88	6.45	6.18	6.61

Benchmarks
WTI ($/b)	59.99	63.05	53.03	49.70	48.29
ANS-WC ($/b)	57.87	60.79	50.04	44.86	42.61
Henry Hub ($/mbtu)	13.00	8.53	6.74	6.27	7.07

Non-U.S.
ExxonMobil
Crude ($/b)	53.02	58.24	47.55	42.57	39.66
Natural Gas ($/kcf)	6.99	5.61	5.25	5.45	5.13
European NG ($/kcf)	7.11	5.61	5.58	5.85	5.33

Benchmarks
Brent ($/b)	56.90	61.54	51.59	47.50	43.99

Capital and Exploration Expenditures, $M
Upstream
United States	542	628	531	441	520
Non-U.S.	3,852	2,958	3,147	2,371	2,774
Total	4,394	3,586	3,678	2,812	3,294
Downstream
United States	213	191	201	148	175
Non-U.S.	535	455	448	304	496
Total	748	646	649	452	671
Chemical
United States	61	54	73	55	79
Non-U.S.	108	108	102	93	177
Total	169	162	175	148	256
Other	20	20	35	5	12

Total Capital and Exploration Expenditures	5,331	4,414	4,537	3,417	4,233

Exploration Expense Charged to Income, $M
Consolidated - United States	54	29	53	21	41
- Non-U.S.	278	215	155	147	268
Non-consolidated - ExxonMobil share - United States	0	0	0	0	9
- Non-U.S.	0	5	7	5	16
Total Exploration Expense Charged to Income	332	249	215	173	334

Effective Income Tax Rate, %	41.1%	41.8%	41.4%	41.3%	37.9%

Common Shares Outstanding (millions)
At quarter end	6,133	6,222	6,305	6,366	6,401
Average - assuming dilution	6,211	6,303	6,370	6,421	6,461

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.5	15.7	9.0	13.0	12.4
Sales of subsidiaries, investments and PP&E	1.4	0.8	2.0	1.8	0.7
Cash flows from operations and asset sales	11.9	16.5	11.0	14.8	13.1

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2005.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 9)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 2005 vs. 2004
$M
30000
25000
20000
15000
10000
5000
0
16,675
7,830
(1,950)
175
22,729
2004
Realization
Vol/Mix
Other
2005

Upstream

$M	2004	2005	2005 vs. 2004
U.S.	4,948	6,200	+1,252
Non-U.S.	11,727	16,529	+4,802
Total	16,675	22,729	+6,054

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 9)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 4Q05 vs. 4Q04
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
4,887
2,280
(330)
200
7,038
4Q04
Realization
Vol/Mix
Other
4Q05

Upstream 4Q05 vs. 3Q05
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
5,729
160
810
340
7,038
3Q05
Realization
Vol/Mix
Other
4Q05

$M	4Q04	4Q05	4Q05 vs. 4Q04
U.S.	1,384	1,787	+403
Non-U.S.	3,503	5,251	+1,748
Total	4,887	7,038	+2,151

$M	3Q05	4Q05	4Q05 vs. 3Q05
U.S.	1,671	1,787	+116
Non-U.S.	4,058	5,251	+1,193
Total	5,729	7,038	+1,309

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 9)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 2005 vs. 2004
$M
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
6,256
2,290
(110)
(550)
7,882
2004
Margin
Vol/Mix
Other
2005

Downstream

$M	2004	2005	2005 vs. 2004
U.S.	2,736	4,111	+1,375
Non-U.S.	3,520	3,771	+251
Total	6,256	7,882	+1,626

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 9)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 4Q05 vs. 4Q04
$M
3000
2500
2000
1500
1000
500
0
2,344
610
(240)
(320)
2,390
4Q04
Margin
Vol/Mix
Other
4Q05

Downstream 4Q05 vs. 3Q05
$M
3000
2500
2000
1500
1000
500
0
2,128
590
(130)
(200)
2,390
3Q05
Margin
Vol/Mix
Other
4Q05

$M	4Q04	4Q05	4Q05 vs. 4Q04
U.S.	876	1,158	+282
Non-U.S.	1,468	1,232	-236
Total	2,344	2,390	+46

$M	3Q05	4Q05	4Q05 vs. 3Q05
U.S.	1,109	1,158	+49
Non-U.S.	1,019	1,232	+213
Total	2,128	2,390	+262

Note: Earnings exclude special items

EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 8 of 9)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 2005 vs. 2004
$M
4000
3000
2000
1000
0
3,428
50
(130)
60
3,403
2004
Margin
Vol/Mix
Other
2005

Chemical

$M	2004	2005	2005 vs. 2004
U.S.	1,020	1,186	+166
Non-U.S.	2,408	2,217	-191
Total	3,428	3,403	-25

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 9 of 9)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 4Q05 vs. 4Q04
$M
1500
1000
500
0
1,248
(360)
(70)
20
835
4Q04
Margin
Vol/Mix
Other
4Q05

Chemical 4Q05 vs. 3Q05
$M
1500
1000
500
0
472
440
(50)
(30)
835
3Q05
Margin
Vol/Mix
Other
4Q05

$M	4Q04	4Q05	4Q05 vs. 4Q04
U.S.	425	281	-144
Non-U.S.	823	554	-269
Total	1,248	835	-413

$M	3Q05	4Q05	4Q05 vs. 3Q05
U.S.	70	281	+211
Non-U.S.	402	554	+152
Total	472	835	+363

Note: Earnings exclude special items

ExxonMobil